STOCK CAPITAL	3 Months Ended
Mar. 31, 2014
Partners Capital Notes [Abstract]
Partners Capital Notes Disclosure [Text Block]
NOTE 9 - STOCK CAPITAL

a.
Pursuant to the Merger as described in Note 1a., the capital structure of the Company changed, and such change has been given retroactive treatment in the Company's balance sheets. Pursuant to the Merger Agreement, all shares of Ucansi’s common and preferred stock that were issued and outstanding immediately preceding the Merger were converted into the right to receive an aggregate of approximately 40,000,000 shares of Common Stock after giving effect to a 7.5-for-1 forward split (effected as a stock dividend).

b.	Restricted Shares

Upon the closing of the Merger, the Company entered into new employment and consulting agreements with its executive officers, pursuant to which the Company granted Messrs. Madar and Shaffir 200,000 and 300,000 shares, respectively, of restricted Common Stock, vesting in substantially equal amounts on the first, second and third anniversaries of the date of grant.

Upon appointment as Chairman of the Board, the Company granted Mr. Novik 300,000 shares of restricted Common Stock, which vest in substantially equal monthly installments over a period of 12 months from the date of grant.

On February 7, 2014, the company granted 75,000 shares of restricted Common Stock to a consultant, which vested immediately and 50,000 shares of restricted Common Stock to two employees, vesting in substantially equal amounts on the first, second and third anniversaries of the date of grant.

The total unrecognized estimated compensation cost related to non-vested restricted stock granted through March 31, 2014 was $631, which is expected to be recognized over a weighted average period of 1.01 year.